UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  October 25, 2005

                    Dial Thru International Corporation
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
 ----------------------------        ------------         -------------------
 (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation              File Number)         Identification No.)


                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including Zip Code)


     Registrant's telephone number, including area code (310) 566-1700


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 230.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement

 On October 25, 2005, Dial Thru International, Corporation (the "Company") entered into an Asset Purchase Agreement to acquire certain assets, including but not limited to the customer base, and certain specified contracts and items of equipment (collectively, the "Assets"), of Integrated Communications, Inc., a New York corporation that is an international long distance carrier providing Voice over Internet Protocol services to retail customers in the United States, and wholesale services to customers worldwide ("Integrated"). The closing date for the acquisition is October 31, 2005 (the "Closing Date"). In consideration for the acquisition of the Assets, the Company has agreed to issue to Integrated:

      (a) up to an aggregate of 1,900,000 shares of the Company's common stock to be issued as follows: (i) 950,000 shares of common stock on the Closing Date, provided that Integrated's total monthly gross profit from its retail and wholesale customer base prior to the Closing Date is in excess of $40,000. In the event that Integrated's gross profit on the Closing Date is not in excess of $40,000 per month (the "Closing Threshold"), the Company shall instead issue to Integrated the number of shares of common stock determined by reducing the total number of the shares by the same percentage reduction in the gross profit at the Closing Date as compared to the Closing Threshold and (ii) 950,000 shares of common stock immediately following the 12-month anniversary of the Closing Date (the "Earn-Out Shares") if the aggregate gross profit for the 12-month period following the Closing Date from the Company's Integrated division (the "Division") is in excess of $480,000 (the "Earn-Out Threshold"); provided, however, that if the gross profit targets are not achieved by the Division, the Company shall instead issue to Integrated that number of Earn-Out Shares determined by reducing the total number thereof by the same percentage reduction in gross profit as compared to the Earn-Out Threshold. The percentage shortfall will be based on the entire 1,900,000 million shares; and

      (b) warrants to purchase up to 600,000 shares of the Company's common stock as follows: 300,000 warrants to be issued on each of the six and 12-month anniversary of the Closing Date, the exercise price to be determined on the grant date, provided that gross profit increases by a minimum of 50% for each six month period, beginning on the Closing Date and ending on October 31, 2006. The gross profit increase for the initial six month period will be measured against the Closing Threshold, with the second six month period measured against the preceding six month period, provided, however, that if the gross profit targets are not achieved by the Division, the Company shall instead issue that number of warrants determined by reducing the total number thereof by the same percentage shortfall in gross profit as compared to the required 50% increase. In each of the six month periods, if the growth in gross profit is less than 50% of the targeted growth, then no warrants will be earned.

 The Company has agreed to file a registration statement to register the common stock (including the shares of common stock underlying the warrants) issued in connection with the acquisition on or prior to May 1, 2006, subject to customary conditions and limitations.

 The number of shares and warrants to be issued to Integrated was determined considering the value of the assets and a review of the financial statements of Integrated, an in depth review specifically of the fixed assets and network deployment, and arms-length negotiations with Integrated's executive management.

 At the time of the acquisition, there was no material relationship between Integrated (including their officers, directors and shareholders) and the Company or any of its affiliates, any officer or director of the Company, or any associate of any such officer or director.


 Item 2.01. Completion of Acquisition or Disposition of Assets.

 The information provided under Item 1.01 of this Current Report is incorporated herein by reference.


 Item 3.02.  Unregistered Sales of Equity Securities.

 On September 29, 2005, the Company agreed to issue 200,000 shares to CEOCast, Inc., the Company's investor relations firm, in consideration for professional services rendered to the Company. The price per share was $0.13. The shares of common stock to be issued in connection with the professional services will be issued by the registrant in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for this non-public offering because the securities were issued to a single purchaser with financial experience who had a pre-existing relationship with the registrant.

 On September 29, 2005, the Company agreed to issue 125,000 shares to one of its outside legal representatives as final payment for legal services performed for the Company in August 2005. The price per share was $0.16.
 The shares of common stock to be issued in connection with the legal services will be issued by the registrant in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act for this non-public offering because the securities were issued to a single purchaser with financial experience who had a pre-existing relationship with the registrant.

 On October 28, 2005, as set forth in Item 1.01 above, the Company issued 950,000 shares of common stock as a portion of the consideration to acquire the Assets at a price of $0.11 per share. The shares were issued in reliance on the exemption from registration provided by Section 4(2) under the Securities Act.

 With respect to each of the issuances of common stock described above, the Company did not engage in any public advertising or general solicitation and no placement agent or underwriter fees were paid in connection with such issuances.


 Item 9.01  Financial Statements and Exhibits

 a) Financial Statements of Businesses Acquired.

 The Company has determined that the filing of financial statements of Integrated are not required.

 b) Pro Forma Financial Information.

 The Company has determined that the filing of pro forma financial information is not required.

 c) Exhibits

 Exhibit Number    Description
 --------------    ----------------------------------------------------------

      99.1 Asset Purchase Agreement, dated as of October 25, 2005, by and between Integrated Communications, Inc. and Dial Thru International Corporation



                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Dial Thru International Corporation


 Date:  October 31, 2005      By: /s/ Allen Sciarillo
                                  -----------------------------------------
                                  Allen Sciarillo
                                  Chief Financial Officer, Secretary,
                                  (Principal Accounting Officer and
                                  Principal Financial Officer) and Director